UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2021

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

184 Liberty Corner Road, Suite 302 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holdings.

On May 26, 2021 at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Bellerophon Therapeutics, Inc. (the “Company”), the stockholders approved the four proposals listed below. Of the 9,506,419 shares of common stock issued, outstanding and eligible to vote as of the record date of April 1, 2021, a quorum of 4,762,320 shares, or approximately 50.1% of the eligible shares, was present in person or represented by proxy. The final results for the votes regarding each proposal are set forth in the following tables.

(a) Election of Directors. The Company's stockholders elected the following nominees to serve on the Company's board of directors for a three-year term until the Company's 2024 annual meeting of stockholders and until each of their respective successors is duly elected and qualified, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Fabian Tenenbaum	2,965,767	543,006	1,253,547

(b) Ratification of the Appointment of KPMG LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending December 31, 2021: The Company's stockholders approved the proposal based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,672,995	65,116	24,209	–

(c) Approval by an Advisory Vote the Compensation of our Named Executive Officers: The Company's stockholders approved the proposal based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,364,074	125,395	19,304	1,253,547

(d) The Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers: The Company's stockholders approved the proposal based on the following votes:

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
3,432,543	5,788	61,234	9,208	1,253,547

Item 8.01. Other Events.

Bellerophon Therapeutics, Inc. (the “Company”) issued a press release on May 26, 2021 to announce the appointment of Naseem Amin, M.D., as Chairman of its Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated May 26, 2021
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: May 26, 2021	By:	/s/ Assaf Korner
Name: Assaf Korner Title: Chief Financial Officer

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